EXHIBIT 1

JOINT FILING AGREEMENT

THIS JOINT FILING AGREEMENT is entered into as of November 22, 2010, by and among the parties hereto.  The undersigned hereby agree that the Statement on Schedule 13D with respect to the common stock, par value $0.0001 per share (the “Common Stock”) of China Biologic Products, Inc. and any amendment thereafter signed by each of the undersigned shall be (unless otherwise determined by the undersigned) filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.

Dated: November 22, 2010

WARBURG PINCUS PRIVATE EQUITY X, L.P.

By: Warburg Pincus X, L.P., its general partner
By: Warburg Pincus X LLC, its general partner
By: Warburg Pincus Partners, LLC, its sole member
By: Warburg Pincus & Co., its managing member

By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Partner

WARBURG PINCUS X PARTNERS, L.P.

By: Warburg Pincus X, L.P., its general partner
By: Warburg Pincus X LLC, its general partner
By: Warburg Pincus Partners, LLC, its sole member
By: Warburg Pincus & Co., its managing member

By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Partner

WARBURG PINCUS X, L.P.

By: Warburg Pincus X LLC, its general partner
By: Warburg Pincus Partners, LLC, its sole member
By: Warburg Pincus & Co., its managing member

By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Partner

WARBURG PINCUS X LLC

By: Warburg Pincus Partners, LLC, its sole member
By: Warburg Pincus & Co., its managing member

By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Partner

WARBURG PINCUS PARTNERS, LLC

By: Warburg Pincus & Co., its managing member

By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Partner

WARBURG PINCUS & CO.

By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Partner

WARBURG PINCUS LLC

By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Managing Director

CHARLES R. KAYE

By:	/s/ Scott A. Arenare
Name: Charles R. Kaye
By: Scott A. Arenare, *Attorney-in-fact

JOSEPH P. LANDY

By:	/s/ Scott A. Arenare
Name: Joseph P. Landy
By: Scott A. Arenare, **Attorney-in-fact

* Power of Attorney given by Mr. Kaye was previously filed with the SEC on March 2, 2006, as an exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.

** Power of Attorney given by Mr. Landy was previously filed with the SEC on March 2, 2006, as an exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.